UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
811 East Wisconsin Avenue, 8th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 287-3101
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period:  December 31, 2020

Item 1. Reports to Stockholders.

(a)	[Insert full text of semi-annual or annual report here]

Spyglass Growth Fund

Annual Report
December 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on the Fund’s website, www.spyglassfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-878-5680, sending an e-mail request to info@spyglassfunds.com, or by enrolling at www.spyglassfunds.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund you can call 1-888-878-5680 or send an e-mail request to info@spyglassfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Spyglass Growth Fund

Table of Contents

Letter to Shareholders	3

Investment Highlights	6

Sector Allocation of Portfolio Assets	7

Schedule of Investments	8

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	23

Expense Example	24

Statement Regarding Liquidity Risk Management Program	26

Notice to Shareholders	27

Trustees and Officers	28

Approval of the Spyglass Growth Fund Investment Advisory Agreement	31

Notice of Privacy Policy and Practices	34

Spyglass Growth Fund
Letter to Shareholders
(Unaudited)

Dear Shareholders,

For the fiscal year ended December 31, 2020, the Spyglass Growth Fund – Institutional Shares (the “Fund”) generated a return of 61.82%.  This performance compared favorably to 35.59% for its benchmark, the Russell Midcap® Growth Index Total Return (which includes the impact of dividends), and to 18.40% for the S&P 500® Total Return Index (which includes the impact of dividends), as comparisons for the broader equity market performance.  Spyglass believes that its fundamentally driven stock selection based on its independent valuation process provided results that exceeded the benchmarks for 2020.

The Fund’s top five performers during 2020 were Square, Inc. (7.26%), Redfin Corp. (6.93%), DocuSign, Inc. (6.81%), Lyft, Inc. (5.73%), and Bright Horizons Family Solutions Inc. (3.70%).  Each holding, except for DocuSign, was still in the portfolio at the end of 2020. Square, a leader in next generation financial products and services, was a top performer for the Fund in 2020.  Square accelerated its growth as consumers appeared to form new habits with the rapid adoption of digital wallets in the U.S. and omni-channel purchasing behavior. Redfin, a leader in next generation real estate services, materially outperformed amid expectations that the housing market will continue to boom in 2021.  DocuSign, a leader in digital signature and document management, was originally purchased more than two years ago and Spyglass exited the position in the third quarter of 2020.  Lyft, a leading rideshare company, saw its shares trading lower by 46% between the middle of June and late October as the second wave of the COVID-19 pandemic hit the U.S. and as other investors feared a negative outcome for Lyft on California’s Proposition 22 vote on November 3.  Proposition 22 succeeded and there were positive preliminary results on the vaccine front.  Bright Horizons Family Solutions, the nation’s leading provider of daycare services, was added to the portfolio in the first quarter of 2020 and was a top contributor for the year.  Bright Horizons is six times larger than its nearest competitor in the highly fragmented daycare market.

In 2020, the Fund’s five biggest detractors were Quanta Services, Inc. (-2.56%), Envestnet, Inc. (-1.43%), Zuora, Inc. (-1.06%), Beyond Meat, Inc. (-0.97%), and IMAX Corp. (-0.32%).  Spyglass sold four of these holdings in 2020 and, at year end, Beyond Meat was the only one remaining in the portfolio.  Quanta Services, a leading provider of specialty contracting for the electric power, energy, and communications industries, was sold during the first quarter of 2020.  Envestnet, a leading financial services software company, was sold very early in the second quarter of 2020. Zuora, a leader in enterprise subscription billing and management software, was sold in the second quarter of 2020.  Beyond Meat, the leading global producer of plant-based meat, underperformed in the fourth quarter after reporting third quarter results that were worse than expected.  IMAX, a leader in large-format motion pictures, was sold in the first quarter of 2020 after it became apparent that movie theatres would be unpopular venues for what might be a relatively significant amount of time.

The Fund invests in dynamic companies, operating in rapidly growing industries that are being led by results-oriented, entrepreneurial management teams.  The Fund’s strategy remains consistent as it attempts to identify companies that are benefiting from secular growth and are well positioned to compete in the industries in which they operate.

				Since
	One-Year	Three-Year*	Five-Year*	Inception(2)
Spyglass Growth Fund – Institutional Shares(1)	61.82%	34.43%	24.71%	24.51%
(1) Performance verified by US Bank Global Fund Services.  * Annualized.
(2) Inception date October 1, 2015.

Spyglass Growth Fund

At the end of 2020, the country is still gripped by tremendous tensions between the political parties.  The acrimony is at a generational peak, and it is easy to be discouraged by the endless headlines of partisan strife.  While the national mood, and even the economy, can be buffeted by the winds of change, we believe that underlying business fundamentals are the dominant factor that drive stock prices over long periods of time.

As we look out to 2025 and beyond, we are incredibly optimistic.  We believe that we are entering a period of breathtaking technological advancement, and we remain confident that billions of lives will be significantly improved in the decades ahead.  While many seem to be depressed about the world as it stands, we are taking an approach similar to the one that helped us manage through much of the last year and the COVID-19 crisis – we are looking beyond this transitory period.  A good friend reminded us recently that the future belongs to the optimists.  Time will tell, but we think the opportunities ahead dwarf the magnitude of the current problems.  New companies led by charismatic entrepreneurs using tools like cloud computing, artificial intelligence, and machine learning are likely to emerge and dramatically impact the global economy.  Nearly every industry will see dramatic change.  Transportation will become electric and autonomous which will increase economic efficiency, lower the costs of almost everything and has the potential to materially reduce the risk of injury and death.  Healthcare will undergo a radical transformation over the next few decades as genomics continues to play a more central role in both therapeutics and diagnostics.  The best is yet to come.

We want to thank you for your confidence in the Spyglass Growth Fund.  We will continue to invest your money alongside ours, and we look forward to updating you at the end of 2021.  Stay safe and stay hopeful.

Sincerely,

Spyglass Capital Management LLC

SPY000121

Spyglass Growth Fund

Disclosures:

The opinions expressed are subject to change, are not guaranteed and should not be considered investment advice. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see Schedule of Investments for a complete list of holdings.  Top ten holdings for 2020: Palo Alto Networks, Inc. (5.65%); Exact Sciences Corp. (5.36%); Lyft, Inc. (5.20%); Splunk Inc. (5.15%); Square, Inc. (5.13%); Nutanix, Inc. (4.78%); Proofpoint, Inc. (4.78%); Twitter, Inc. (4.41%); Ulta Beauty, Inc. (4.24%); and Affiliated Managers Group, Inc. (4.22%).

The Fund’s investment objectives, risks, charges and expenses must be read and considered carefully before investing. The Prospectus contains this and other important information about the investment company. It may be obtained through this website, or a free hard-copy version is available by calling (toll free) 888-878-5680. Read the prospectus carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may focus its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Medium- and small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price/book ratios and higher forecasted growth values. The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. The index measures the performance of the large-cap segment of the market. Considered to be a proxy of the U.S. equity market, the index is composed of 500 constituent companies. The price/earnings ratio is the ratio of a company’s stock price to the company’s earnings per share. The price-to-book ratio (P/B Ratio) is a ratio used to compare a stock’s market value to its book value. An investment cannot be made directly in an index.

Performance of the Russell Midcap® Growth Index is included for informational purposes to show the general trend in the midcap equity market for the periods indicated and is not intended to imply that the portfolio was similar to the index either in composition or element of risk. The volatility of indices may be materially different from the performance of Spyglass’ strategy. The Russell Midcap® Growth Index is an unmanaged stock market index that measures the performance of those Russell Midcap® companies. Investors cannot invest directly in an index, Index performance does not reflect trading commissions and costs. Due to these differences, comparison to an index should not be relied upon as an accurate measure of comparison.

On December 29, 2017, Spyglass Partners Fund LP, a limited partnership managed by the Advisor (the “Predecessor Partnership”), converted into the Institutional Shares class of the Fund by contributing all of its assets to the Fund in exchange for Institutional Shares of the Fund. The Predecessor Partnership was formed on October 1, 2015 to serve as a pooled investment vehicle for accredited investors, and since inception the Predecessor Partnership maintained investment policies, objectives, guidelines, and restrictions that were, in all material respects, equivalent to those of the Fund. From the date of inception through the time of the conversion, the Predecessor Partnership was managed by the Advisor and the same portfolio manager as the Fund. The conversion date was December 29, 2017 (inception) and the Fund commenced operations on January 2, 2018. The Fund’s performance prior to 2018 is that of the Predecessor Partnership and includes the expenses of the Predecessor Partnership for such periods. The performance includes gains or losses plus income and the reinvestment of all dividends and interest. All returns reflect the deduction of all actual fees and expenses, paid by the Predecessor Partnership, without provision for state or local taxes.  Other than the Predecessor Partnership, the Advisor did not manage any accounts materially equivalent to the Fund during the period of the Predecessor Partnership’s performance shown above. The Predecessor Partnership was not registered under the 1940 Act, and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), which, if applicable, may have adversely affected its performance.  For periods beginning January 1, 2018, the Fund’s performance has been calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total returns for the Predecessor Partnership.

The Spyglass Growth Fund is distributed by:  ALPS Distributors, Inc., member FINRA, an unaffiliated entity (as of January 19, 2021); Quasar Distributors, LLC (prior to January 19, 2021).

Spyglass Growth Fund

INVESTMENT HIGHLIGHTS
(Unaudited)

Comparison of the Change in Value of a Hypothetical $100,000 Investment
in the Spyglass Growth Fund – Institutional Shares and
Russell Midcap® Growth Index

Annualized Total Return Periods Ended	One	Three	Five	Since Inception
December 31, 2020:	Year	Year	Year	(10/1/2015)
Spyglass Growth Fund –
Institutional Shares(1)(2)	61.82%	34.43%	24.71%	24.51%
Russell Midcap® Growth Index	35.59%	20.50%	18.66%	18.56%

Expense ratios*: Gross 1.21%, Net 1.00% (Institutional Shares)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-878-5680.

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund on October 1, 2015, the Fund’s inception date. Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through April 30, 2022. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

* The expense ratios presented are from the most recent prospectus. The expense ratio for the fiscal year ended December 31, 2020 was 1.09% (Gross); 1.00% (Net) for the Institutional Shares.

(1)	Fund commenced operations on January 2, 2018.
(2)
The performance data quoted for periods prior to January 2, 2018 is that of the Spyglass Partners Fund Limited Partnership (the “Partnership”). The Partnership commenced operations on October 1, 2015. The Partnership was not a registered mutual fund and was not subject to the same investments and tax restrictions as the Fund. If it had been, the Partnership’s performance might have been lower.

Spyglass Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at December 31, 2020 (Unaudited)

Percentages represent market value as a percentage of net assets.

Note: For Presentation purposes, the Fund has grouped some of the industry categories.

For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Spyglass Growth Fund

SCHEDULE OF INVESTMENTS
at December 31, 2020

	Number of
COMMON STOCKS – 98.1%	Shares	Value

COMMUNICATION SERVICES – 7.3%
Roku, Inc. (a)	155,348	$51,578,643
Twitter, Inc. (a)	1,412,718	76,498,680
TOTAL COMMUNICATION SERVICES		128,077,323

CONSUMER DISCRETIONARY – 18.3%
Bright Horizons Family Solutions, Inc. (a)	365,684	63,259,675
Chipotle Mexican Grill, Inc. (a)	42,523	58,967,070
Vail Resorts, Inc.	193,717	54,039,294
Five Below, Inc. (a)	391,426	68,491,721
Ulta Beauty, Inc. (a)	256,280	73,593,365
TOTAL CONSUMER DISCRETIONARY		318,351,125

CONSUMER STAPLES – 3.9%
Beyond Meat, Inc. (a)	540,420	67,552,500
TOTAL CONSUMER STAPLES		67,552,500

FINANCIALS – 6.2%
Affiliated Managers Group, Inc.	720,126	73,236,814
Equinix, Inc.	50,018	35,721,856
TOTAL FINANCIALS		108,958,670

HEALTH CARE – 12.4%
Ascendis Pharma A/S – ADR (a)(b)	367,802	61,342,018
Exact Sciences Corp. (a)	702,123	93,024,276
Pacira BioSciences, Inc. (a)	1,028,553	61,548,611
TOTAL HEALTH CARE		215,914,905

INDUSTRIALS – 8.0%
TransDigm Group, Inc. (a)	79,018	48,900,289
Lyft, Inc. (a)	1,835,670	90,186,467
TOTAL INDUSTRIALS		139,086,756

INFORMATION TECHNOLOGY – 38.9%
Arista Networks, Inc. (a)	198,035	57,543,030
GoDaddy, Inc. (a)	801,263	66,464,766
Square, Inc. (a)	408,940	89,001,701
Everbridge, Inc. (a)	268,744	40,061,668
Nutanix, Inc. (a)	2,602,474	82,940,846

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2020

	Number of
COMMON STOCKS – 98.1% (Continued)	Shares	Value

INFORMATION TECHNOLOGY – 38.9% (Continued)
Palo Alto Networks, Inc. (a)	275,668	$97,969,651
Proofpoint, Inc. (a)	608,441	82,997,437
Splunk, Inc. (a)	525,839	89,334,788
SVMK, Inc. (a)	2,779,084	71,005,596
TOTAL INFORMATION TECHNOLOGY		677,319,483

REAL ESTATE – 3.1%
Redfin Corp. (a)	784,726	53,855,745
TOTAL REAL ESTATE		53,855,745

TOTAL COMMON STOCKS
(Cost $1,178,091,612)		1,709,116,507
TOTAL INVESTMENTS
(Cost $1,178,091,612) – 98.1%		1,709,116,507
Other Assets in Excess of Liabilities – 1.9%		33,645,391
TOTAL NET ASSETS – 100.00%		$1,742,761,898

Percentages are stated as a percent of net assets.
ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2020

Assets:
Investments, at value (cost of $1,178,091,612)	$1,709,116,507
Cash	33,453,465
Receivables:
Securities sold	8,609,798
Fund shares sold	9,121,905
Prepaid expenses	54,581
Total assets	1,760,356,256

Liabilities:
Payables:
Securities purchased	15,756,836
Fund shares redeemed	350,558
Investment advisory fees	1,307,720
Administration and fund accounting fees	112,935
Reports to shareholders	3,526
Compliance expense	1,069
Custody fees	10,885
Transfer agent fees and expenses	30,937
Other accrued expenses	19,892
Total liabilities	17,594,358

Net assets	$1,742,761,898

Net assets consist of:
Paid in capital	$1,172,918,737
Total accumulated earnings	569,843,161
Net assets	$1,742,761,898

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	$1,742,761,898
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	78,525,631
Net asset value, offering price and redemption price per share	$22.19

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2020

Investment income:
Dividends	$402,918
Total investment income	402,918

Expenses:
Investment advisory fees (Note 4)	8,292,770
Administration and fund accounting fees (Note 4)	399,407
Transfer agent fees and expenses	113,223
Legal fees	30,000
Federal and state registration fees	56,801
Custody fees	64,050
Audit fees	15,001
Compliance expense	12,596
Trustees’ fees and expenses	10,138
Reports to shareholders	9,615
Other	22,074
Total expenses before reimbursement from advisor	9,025,675
Expense reimbursement from advisor (Note 4)	(732,905)
Net expenses	8,292,770
Net investment loss	(7,889,852)

Realized and unrealized gain:
Net realized gain on investments	89,291,350
Net change in unrealized appreciation on investments	504,192,715
Net realized and unrealized gain	593,484,065
Net increase in net assets resulting from operations	$585,594,213

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Operations:
Net investment loss	$(7,889,852)	$(1,144,539)
Net realized gain on investments	89,291,350	6,806,066
Net change in unrealized gain on investments	504,192,715	26,069,543
Net increase in net assets
resulting from operations	585,594,213	31,731,070

Distributions:
Distributable earnings	(44,542,957)	(3,840,117)
Total distributions	(44,542,957)	(3,840,117)

Capital Share Transactions:
Proceeds from shares sold	994,040,891	192,635,756
Proceeds from shares issued to
holders in reinvestment of dividends	31,987,011	2,369,158
Cost of shares redeemed	(77,334,780)	(11,407,986)
Net increase in net assets from
capital share transactions	948,693,122	183,596,928
Total increase in net assets	1,489,744,378	211,487,881

Net Assets:
Beginning of year	253,017,520	41,529,639
End of year	$1,742,761,898	$253,017,520

Changes in Shares Outstanding:
Shares sold	64,060,797	14,718,603
Shares issued to holders
in reinvestment of dividends	1,466,621	169,347
Shares redeemed	(4,959,000)	(877,437)
Net increase in shares outstanding	60,568,418	14,010,513

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year or period

Institutional Shares
			January 2,
			2018*
	Year Ended	Year Ended	through
	December 31,	December 31,	December 31,
	2020	2019	2018
Net Asset Value – Beginning of Period	$14.09	$10.52	$10.00

Income from Investment Operations:
Net investment loss[1]	(0.17)	(0.10)	(0.10)
Net realized and unrealized
gain on investments	8.87	3.89	1.14
Total from investment operations	8.70	3.79	1.04

Less Distributions:
Dividends from net realized gains	(0.60)	(0.22)	(0.52)
Total distributions	(0.60)	(0.22)	(0.52)

Net Asset Value – End of Period	$22.19	$14.09	$10.52

Total Return	61.82%	36.03%	10.36	%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$1,742,762	$253,018	$41,530
Ratio of operating expenses
to average net assets:
Before reimbursements	1.09%	1.21%	1.78	%+
After reimbursements	1.00%	1.00%	1.00	%+
Ratio of net investment loss
to average net assets:
Before reimbursements	(1.04)%	(0.97)%	(1.61	)%+
After reimbursements	(0.95)%	(0.76)%	(0.83	)%+
Portfolio turnover rate	38%	39%	66	%^

*	Commencement of operations for Institutional Shares was January 2, 2018.
+	Annualized
^	Not Annualized
[1]	The net investment loss per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS
at December 31, 2020

NOTE 1 – ORGANIZATION

The Spyglass Growth Fund (the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006. The Fund is an open-end investment management company and is a non-diversified series of the Trust. The Fund acquired the assets of Spyglass Partners Fund, LP, a Delaware investment limited partnership (the “Predecessor Private Fund”), in a tax-free conversion completed at the close of business on December 29, 2017. The Fund did not have any operations prior to December 29, 2017 other than those relating to organizational matters and registration of its shares under applicable securities law.  The Fund commenced operations on January 2, 2018, and currently only offers Institutional Shares.  The Predecessor Private Fund had an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. However, the Predecessor Private Fund was not registered as an investment company under the 1940 Act, and was not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Upon completion of the conversion, the net assets of the Fund were $16,225,831. The number of shares of the Fund issued in connection with the conversion was 1,622,583, and the amount of net unrealized gains on the portfolio securities transferred to the Fund was $2,060,757.  Spyglass Capital Management LLC (the “Advisor”) serves as the investment advisor to the Fund.  As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.  The investment objective of the Fund is to seek long term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.
B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken or expected to be taken on a tax return.  The tax

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

returns for the Fund for the prior three fiscal years are open for examination. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

F.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of December 31, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and had concluded that no additional disclosures were necessary.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Registered Investment Companies: Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities: Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service.  Pricing services may use various valuation methodologies

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of December 31, 2020, was comprised of officers of the Trust.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$128,077,323	$—	$—	$128,077,323
Consumer Discretionary	318,351,125	—	—	318,351,125
Consumer Staples	67,552,500	—	—	67,552,500
Financials	108,958,670	—	—	108,958,670
Health Care	215,914,905	—	—	215,914,905
Industrials	139,086,756	—	—	139,086,756
Information Technology	677,319,483	—	—	677,319,483
Real Estate	53,855,745	—	—	53,855,745
Total Common Stocks	1,709,116,507	—	—	1,709,116,507
Total Investments in Securities	$1,709,116,507	$—	$—	$1,709,116,507

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2020, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 1.00% for the Spyglass Growth Fund based upon the average daily net assets of the Fund. For the year ended December 31, 2020, the Fund incurred $8,292,770 in advisory fees.

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its management fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses [excluding front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses in connection with a merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses (collectively, “Excludable Expenses”)] do not exceed the following amounts of the average daily net assets for the Institutional Shares:

Spyglass Growth Fund
Institutional Shares	1.00%

For the year ended December 31, 2020, the Advisor reduced its fees and absorbed Fund expenses in the amount of $732,905 for the Fund. The waivers and reimbursements will remain in effect through April 30, 2022 unless terminated sooner by, or with the consent of, the Board.

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund’s expenses to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Amount	Expiration
$197,172	12/31/2021
$317,266	12/31/2022
$732,905	12/31/2023

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of Fund Services, serves as

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

the Fund’s custodian.  For the year ended December 31, 2020, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration & fund accounting	$399,407
Custody	$ 64,050
Transfer agency(a)	$ 43,223

(a) Does not include out-of-pocket expenses.

At December 31, 2020, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$112,935
Custody	$ 10,885
Transfer agency(a)	$ 10,620

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – SECURITIES TRANSACTIONS

For the year ended December 31, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Spyglass Growth Fund	$1,173,749,704	$307,740,532

There were no purchases or sales of long-term U.S. Government securities.

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$1,181,762,696
Gross unrealized appreciation	550,218,171
Gross unrealized depreciation	(22,864,360)
Net unrealized appreciation	527,353,811
Undistributed ordinary income	23,133,614
Undistributed long-term capital gain	19,409,939
Total distributable earnings	42,543,553
Other accumulated losses	(54,203)
Total accumulated earnings	$569,843,161

(a) The difference between the book basis and tax basis net unrealized depreciation and cost is attributable primarily to wash sales.

As of December 31, 2020, the Fund had no long-term or short-term tax basis capital losses to offset future capital gains.

The tax character of distributions paid during the fiscal year ended December 31, 2020 and fiscal year ended December 31, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2020	December 31, 2019
Ordinary income	$15,893,843	$253,725
Long-Term Capital Gains	28,649,114	3,586,392
Total	$44,542,957	$3,840,117

NOTE 7 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. Further information about investment risks is available in the Fund’s prospectus and Statement of Additional Information.

General Market Risk; Recent Market Events:  The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

Equity Market Risk:  Equity securities are susceptible to general stock market fluctuations due to economic, market, political and issuer-specific considerations and to potential volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Small-Cap and Mid-Cap Company Risk: Small-Cap and Mid-Cap companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of these companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies, or the stock market in general.  Because of these movements, and because small-cap and mid-cap companies tend to be bought and sold less often and in smaller amounts, they are generally less liquid than the equity securities of larger companies.

Management Risk: The ability of the Fund to meet its investment objective is directly related to the Advisor’s management of the Fund. The value of your investment in the Fund may vary with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board if it determines that liquidation is in the best interest of shareholders. As a result, the timing of the Fund’s liquidation may not be favorable.

Non-Diversified Fund Risk: Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Sector Emphasis Risk:  Although the Advisor selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors. Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2020

Information Technology Sector Risk:  Technology companies face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology companies may be subject to additional risks, including loss of patent, copyright, and trademark protections, as well as evolving industry standards.

REIT Risk:  A REIT’s share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates.  The returns from REITs may trail returns from the overall market.  The Fund’s investments in REITs may be subject to special tax rules, or a particular REIT may fail to qualify for the favorable federal income tax treatment applicable to REITs, the effect of which may have adverse tax consequences for the Fund and shareholders.

Cash and Cash Equivalent Risk:  At various times, the Fund may have cash balances that exceed federally insured limits. It is the opinion of management that the solvency of the financial institutions are not of a particular concern at this time.

NOTE 8 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 9:  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2020, SEI held 27.2% of the outstanding shares of the Fund. The Fund has no knowledge as to whether all or any portion of the shares owned of record by SEI are also beneficially owned.

Spyglass Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of Spyglass Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Spyglass Growth Fund, a series of shares of beneficial interest in Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period, and the financial highlights for each of the years in the two-year period then ended and for the period from January 2, 2018 (commencement of operations) through December 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the two-year period then ended and for the period from January 2, 2018 through December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios since 2007.

Philadelphia, Pennsylvania
February 25, 2021

Spyglass Growth Fund

EXPENSE EXAMPLE
December 31, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2020 to December 31, 2020 for the Institutional Shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Spyglass Growth Fund

EXPENSE EXAMPLE (Continued)
December 31, 2020 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/2020	12/31/2020	7/1/2020 – 12/31/2020(1)
Actual Return
Institutional Shares	$1,000.00	$1,401.40	$6.04
Hypothetical (5% return
before expenses)
Institutional Shares	$1,000.00	$1,020.11	$5.08

(1)	Expenses are equal to the Institutional Shares’ annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the period).

Spyglass Growth Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Fund, a series of Manager Directed Portfolios (the “Trust”), has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board has designated the Fund’s investment adviser to serve as the administrator of the Program (the “Program Administrator”). Personnel of the Fund’s investment adviser conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Program Administrator. The Program Administrator is required to provide a written annual report to the Board and the chief compliance officer of the Trust regarding the adequacy and effectiveness of the Program, including the operation of the Fund’s highly liquid investment minimum, and any material changes to the Program.

Under the Program, the Program Administrator manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Program Administrator’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

On November 10, 2020, the Board reviewed the Program Administrator’s assessment of the operation and effectiveness of the Program for the period June 1, 2019 through June 30, 2020 (the “Report”) and a memorandum regarding the Report prepared by the Trust’s chief compliance officer. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated material changes made to the Program, including the Program Administrator’s amendment of the Fund’s highly liquid investment minimum from 90% to 50%, in response to the Fund’s asset growth during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the during the review period, the Program was adequately designed and effectively operating to monitor the liquidity risk to the Fund, taking into account the size of the Fund, the type of business conducted, and other relevant factors.

Spyglass Growth Fund

NOTICE TO SHAREHOLDERS
at December 31, 2020 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-878-5680 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-888-878-5680.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q/Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020).  The Fund’s Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020) is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020) is also available, upon request, by calling 1-888-878-5680.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-878-5680 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Other Tax Information (Unaudited)

For the fiscal year ended December 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Spyglass Growth Fund	1.95%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2020 was as follows:

Spyglass Growth Fund	0.49%

Spyglass Growth Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board, as of January 1, 2021, is currently comprised of four trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Five Years
INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and Audit	Senior Portfolio Manager,	9	None
(Born 1962)	Committee	Affinity Investment Advisors,
	Chairman, since	LLC, since 2017; Managing
	April 2015	Director of Kohala Capital
Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee since	Managing Director, Carne Global	9	Trustee, Madison
(Born 1962)	July 2016 and	Financial Services (US) LLC		Funds, since 2019
	Lead Independent	(a provider of independent		(18 portfolios);
	Trustee since	governance and distribution		Trustee, XAI
	May 2017	support for the asset management		Octagon Floating
		industry), since 2013;		Rate & Alternative
		interim Managing Director,		Income Term
		Park Agency, Inc., since 2020.		Trust, since 2017
(2 portfolios);
Director,
Guestlogix Inc.
(a provider of
ancillary-focused
technology to the
travel industry)
(2015 – 2016).

Spyglass Growth Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Five Years
Lawrence T.	Trustee since	Senior Vice President and Chief	9	None
Greenberg	July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures
LP, since 2018; Manager,
Motley Fool Wealth Management,
LLC, since 2013; Adjunct
Professor, Washington College
of Law, American University,
since 2006; General Counsel
Motley Fool Asset Management,
LLC (2008 – 2019).

James R.	Trustee since	Distribution consultant since	9	None
Schoenike(2)	July 2016	2018, President and CEO, Board
(Born 1959)		of Managers, Quasar Distributors,
LLC (2013 – 2018).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.
(2)
Mr. Schoenike became an Independent Trustee on January 1, 2021.  He was an Interested Trustee and Chairman through December 31, 2020 by virtue of the fact that he was recently President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).

(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Spyglass Growth Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Name	Position(s) Held with
(Year of Birth)	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years
OFFICERS
Douglas J. Neilson(1)	President and Principal	Vice President, Compliance and Administration,
(Born 1975)	Executive Officer,	Fund Services, since 2001
since July 1, 2016

Matthew J. McVoy(1)	Treasurer and Principal	Assistant Vice President, Compliance and
(Born 1980)	Financial Officer,	Administration, Fund Services, since 2005
since July 1, 2016

Justin Dausch(2)	Chief Compliance	Director, Vigilant, since 2017; Compliance Associate,
(Born 1989)	Officer and	HSBC (investment banking company), 2015 – 2017
Anti-Money Laundering
Compliance Officer,
since January 1, 2020

Alyssa M. Bernard(1)	Secretary, since	Assistant Vice President, Compliance and
(Born 1988)	August 20, 2019	Administration, Fund Services, since 2018; Attorney,
Mutual Fund Disclosure, Waddell & Reed Financial,
Inc., 2017 – 2018; Attorney, Corporate Governance,
American Century Companies, Inc., 2014 – 2017

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-878-5680.

Spyglass Growth Fund

APPROVAL OF THE SPYGLASS GROWTH FUND
INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) met on November 9, 2020 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Spyglass Growth Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, Spyglass Capital Management LLC (“Spyglass”).  In approving the Advisory Agreement, the Board relied on an SEC order issued on June 19, 2020 that conditionally exempts registered investment companies from in-person voting requirements through at least December 31, 2020.

At this meeting, and at a prior meeting held on October 13, 2020, the Board requested and received materials to assist them in considering the approval of the Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing the Board’s fiduciary obligations and the factors the Board should consider in the renewal of the Advisory Agreement, comparative information relating to the performance of the Fund against the Fund’s peer group and benchmark index, due diligence materials provided by Spyglass, including Spyglass’ Form ADV, information regarding Spyglass’ compliance program, personnel and financial condition, profitability information, and other pertinent information.  The Board also reviewed the advisory fee payable by the Fund under the Advisory Agreement, the expense cap agreement between the Trust, on behalf of the Fund, and Spyglass and comparative fee and expense information provided by Morningstar.  The Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), also met in executive session with legal counsel to review their duties in considering the Advisory Agreement and the information provided.  The Board also took into account information routinely provided at quarterly meetings throughout the year regarding the quality of services provided by Spyglass, the performance of the Fund, brokerage and trading, Fund expenses, asset flows, compliance issues and related matters.

Based on their evaluation of the information provided as part of the November 9, 2020 and October 13, 2020 meetings, as well as information provided by Spyglass over the course of the year, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional one-year term.  Below is a summary of the material factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Spyglass to the Fund.  The Board considered the services provided by Spyglass, including portfolio management and monitoring, trading, compliance services, shareholder servicing and Fund marketing.  The Trustees considered that Spyglass and its personnel were responsible for the day-to-day management of the Fund and for supervising the management of the Fund’s investments. The Trustees noted that Spyglass has entered into

Spyglass Growth Fund

APPROVAL OF THE SPYGLASS GROWTH FUND
INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

a services agreement with Dakota Funds Group for the marketing of the Fund. The Trustees noted that they had met with Spyglass via videoconference earlier in the meeting to discuss Spyglass’ services to the Fund and various business, performance, marketing and compliance updates.  The Trustees noted the growth in the Fund in recent years and months due to Spyglass’ efforts and third-party marketing.  The Trustees discussed Spyglass’ compliance program, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Spyglass’ compliance program.  The Trustees also considered the effective operation of Spyglass’ business continuity plan during the COVID-19 pandemic. The Trustees concluded that Spyglass had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement, and that the nature, overall quality and extent of services provided to the Fund were satisfactory.

2. INVESTMENT PERFORMANCE OF THE FUND

The Trustees discussed the performance of the Fund for the year-to-date, one-year, and since inception periods ended June 30, 2020. In assessing the quality of the portfolio management services delivered by Spyglass, the Trustees considered the performance of the Fund on both an absolute basis and in comparison to the Russell Mid-Cap Growth Index.  The Trustees also compared the Fund’s performance to a peer group of mid-cap growth funds (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of a composite of other separately managed small cap growth accounts of Spyglass that are similar to the Fund in terms of investment strategy.

The Trustees noted that the Fund outperformed the Russell Mid-Cap Growth Index and the Morningstar Peer Group for the year-to-date, one-year and since-inception periods, and that the Fund’s performance was in line with Spyglass’ composite of similar accounts.

After considering all of the information, the Trustees concluded that, although past performance is not a guarantee of future results, the Fund and its shareholders were likely to benefit from Spyglass’ continued management.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services provided by Spyglass and Spyglass’ advisory fee, including a review of comparative fee and expense information and peer group data.  The Trustees considered the total net expense ratio of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements previously provided by Spyglass.

The Trustees also considered Spyglass’ financial statements and other financial information.  The Trustees also examined a profitability analysis prepared by Spyglass based on the fees payable under the Advisory Agreement, as well as the Fund’s brokerage commissions and use of soft dollars by Spyglass.  The Trustees considered amounts paid by Spyglass to financial intermediaries for marketing and administrative services on behalf of the Fund.

Spyglass Growth Fund

APPROVAL OF THE SPYGLASS GROWTH FUND
INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

The Trustees noted that the Fund’s contractual management fee of 1.00% was above the Morningstar Peer Group average.  The Trustees also compared the fees paid by the Fund to the fees paid by Spyglass’ separately managed accounts and a UCITS fund, noting Spyglass’ discussion of additional services provided to the Fund that are not provided to other accounts due to the Fund’s additional regulatory and operational requirements. The Trustees further noted that the total net expense ratios for each of the Institutional Shares and the Retail Shares was above the Morningstar Peer Group average.  The Board noted that, pursuant to a contractual operating expense limitation agreement between Spyglass and the Fund, Spyglass has agreed to waive its management fees and/or reimburse Fund expenses to ensure that total annual fund operating expenses (excluding Rule 12b-1 plan fees, shareholder servicing plan fees and other excludable expenses) do not exceed 1.00% of the Fund’s average daily net assets, through at least April 30, 2022, unless terminated sooner by, or with the consent of, the Board.

The Trustees concluded that the Fund’s expenses and the management fees paid to Spyglass were fair and reasonable in light of the quality of services provided to the Fund.  The Trustees concluded that Spyglass’ level of profitability from its relationship with the Fund was reasonable.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees considered the Fund’s asset level and discussed potential economies of scale.  The Trustees determined that the current fee structure was reasonable given the operating expense limitation agreement that is in place.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by Spyglass from its association with the Fund.  The Trustees concluded that the benefits Spyglass may receive, such as soft dollar research, appear to be reasonable and may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending November 30, 2021, as being in the best interests of the Fund and its shareholders.

Spyglass Growth Fund

NOTICE OF PRIVACY POLICY AND PRACTICES
(Unaudited)

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;

•	account balances;

•	account transactions;

•	transaction history;

•	wire transfer instructions; and

•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-888-878-5680.

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Investment Advisor
Spyglass Capital Management, LLC
One Letterman Drive
Building C, Suite 3600
San Francisco, CA 94129

Distributor
ALPS Distributor, Inc.
11290 Broadway, Suite 1000
Denver, CO 80203

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
1-888-878-5680

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$12,000	$12,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*       /s/Douglas J. Neilson
Douglas J. Neilson, President/
     Principal Executive Officer

Date     3/10/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/Douglas J. Neilson
Douglas J. Neilson, President/
     Principal Executive Officer

Date     3/10/2021

By (Signature and Title)*       /s/Matthew J. McVoy
Matthew J. McVoy, Treasurer/
     Principal Financial Officer

Date     3/10/2021

* Print the name and title of each signing officer under his or her signature.